Exhibit 99.1

LETTER OF TRANSMITTAL

QORVO, INC.

Exchange Offer:

Offer to Exchange

New $850,000,000 4.375% Senior Notes due 2029

and Guarantees

that have been registered under the

Securities Act of 1933

For

$850,000,000 4.375% Senior Notes due 2029

and Guarantees

Pursuant to the Prospectus, dated                 , 2020

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2020, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE “EXPIRATION TIME”). TENDERS MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

Each holder of Old Notes (as defined below) wishing to participate in the Exchange Offer (as defined below), except holders of Old Notes executing their tenders through the facilities of The Depository Trust Company (“DTC”) or according to the electronic procedures of Euroclear and Clearstream, should complete, sign, date and submit this Letter of Transmittal, with all required documentation, to the exchange agent, MUFG Union Bank, N.A., before the Expiration Time.

The Exchange Agent for the Exchange Offer is:

MUFG Union Bank, N.A.

By Mail or In Person:

MUFG Union Bank, N.A.

Attention: Linh Duong / Raymond Leonor

445 S. Figueroa Street, Suite 401

Los Angeles, CA 90071

By Telephone, Email or Facsimile Transmission:

Linh Duong

Tel: (213) 236-5932

Linh.duong@unionbank.com

Raymond Leonor

Tel: (213) 236-5929

Raymond.Leonor@unionbank.com

Fax: (213) 972-5695

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA EMAIL OR FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received the Prospectus, dated                , 2020 (the “Prospectus”), of Qorvo, Inc., a Delaware corporation (“we” or the “Issuer”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Issuer’s offer to exchange (the “Exchange Offer”) $850,000,000 aggregate principal amount of newly issued 4.375% Senior Notes due 2029 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the related guarantees, for a like principal amount of outstanding 4.375% Senior Notes due 2029 (the “Old Notes”), and the related guarantees, from the holders thereof; and

For each Old Note accepted for exchange, the holder will receive a New Note registered under the Securities Act having a principal amount equal to, and in the denomination of, that of the surrendered Old Note. Interest on each New Note will accrue from the last interest payment date on which interest was paid on the Old Note in exchange therefor. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes. Old Notes that we accept for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer, and holders whose Old Notes are exchanged for the New Notes will not receive a payment in respect of interest accrued on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. Under the registration rights agreements that we entered into with the initial purchasers of the Old Notes, we may be required to make additional payments in the form of additional interest to the holders of the Old Notes relating to the timing of the Exchange Offer and certain other limited circumstances, as discussed in the Prospectus under “The Exchange Offer—Additional Interest on Old Notes.”

The terms of New Notes are substantially identical to the terms of the Old Notes, except that the New Notes will be registered under the Securities Act and the transfer restrictions, registration rights and related additional interest provisions applicable to the Old Notes will not apply to the New Notes.

Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it may be a statutory underwriter and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired as a result of market-making activities or other trading activities.

The Issuer will not receive any proceeds from any sale of the New Notes by broker-dealers. New Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over the counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Notes. Any broker-dealer that resells New Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.

For a period ending on the earlier of (i) 20 business days from the date on which the exchange offer registration statement is declared effective and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities, we will provide sufficient copies of the latest version of the Prospectus to broker-dealers upon request. The Issuer has agreed to pay all expenses incident to the Exchange Offer, other than commissions or concessions of any brokers or dealers and will indemnify the holders of the notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

This Letter of Transmittal is to be completed by a holder of Old Notes if certificates for physically tendered Old Notes are to be delivered or a tender is to be made by book-entry transfer to the account maintained by MUFG Union Bank, N.A., as Exchange Agent for the Exchange Offer (the “Exchange Agent”), at the Book-Entry Transfer Facility (as defined below) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a book-entry transfer, referred to as a “Book-Entry Confirmation,” which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Unless you intend to tender your Old Notes through the facilities of DTC, you should complete, execute and deliver this Letter of Transmittal.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

If tendering Old Notes:

	DESCRIPTION OF OLD NOTES
	1	2	3	4
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Old Note(s)	Principal Amount Tendered**	Name of DTC Participant and Participant’s Account Number in Which Old Notes are Held***

	Totals:

*	Need not be completed if Old Notes are being tendered by book-entry transfer.
**

Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

***	Complete if book-entry with DTC is to be used.

If a holder of Old Notes desires to tender Old Notes in the Exchange Offer and the holder’s Old Notes are not immediately available, or time will not permit such holder’s Old Notes or other required documents to reach the Exchange Agent at or prior to the Expiration Time, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of its Old Notes for exchange pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.”

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by DTC (the “Book-Entry Transfer Facility”).

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution

Account Number                                               Transaction Code Number

By crediting the Old Notes to the Exchange Agent’s account at the facilities of DTC and by complying with applicable DTC procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number                              Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of the applicable Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of such Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

The undersigned also acknowledges that the Exchange Offer is being made by the Issuer in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. The Issuer believes that New Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuer or any guarantor of the Old Notes within the meaning of Rule 405 under the Securities Act or that tenders Old Notes for the purpose of participating in a distribution of the New Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder’s business, and such holders have no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the Issuer does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Issuer cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Issuer of the above mentioned no-action letters is incorrect, such holder may be held liable for any offers, resales or transfers by the undersigned of the New Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Issuer nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act. See “The Exchange Offer—Consequences of Exchanging Old Notes” in the Prospectus.

By tendering Old Notes, the undersigned and any beneficial owner of the Old Notes tendered hereby further represent and warrant that:

•	such holder is not an “affiliate,” as defined under Rule 405 of the Securities Act, of the Issuer or any guarantor of the Old Notes;

•	the New Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder’s business;

•

neither such holder nor, to the actual knowledge of such holder, any other person receiving New Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of the New Notes;

•

if such holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the New Notes and has no arrangements or understandings with any person to participate in a distribution of the New Notes; and

•

if such holder is a broker-dealer, such holder will receive New Notes for its own account in exchange for Old Notes, the Old Notes to be exchanged by such holder for New Notes were acquired by it as a result of market-making activities or other trading activities (and not directly from the Issuer), and such holder will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus in connection with the resale of the New Notes, such holder will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any New Notes.

Any holder of Old Notes who is an affiliate of the Issuer or any guarantor of the Old Notes who tenders Old Notes in the Exchange Offer for the purposes of participating in a distribution of the New Notes:

•	may not rely on the position of the staff of the SEC enunciated in the series of interpretative no-action letters with respect to exchange offers discussed above; and

•

must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction and be identified as an underwriter in the applicable prospectus.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter.

The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned understands that tenders of Old Notes pursuant to the procedures described under “The Exchange Offer—Exchange Offer Procedures” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.” The undersigned agrees to all of the terms of the Exchange Offer, as described in the Prospectus and in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes tendered hereby.

For the book-entry delivery of Old Notes, please credit the account(s) indicated above in the boxes entitled “Description of Old Notes” maintained at the Book-Entry Transfer Facility.

THE UNDERSIGNED, BY COMPLETING THE BOX OR BOXES ABOVE FOR OLD NOTES AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE APPLICABLE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3, 4 and 6)

To be completed ONLY if (i) certificates for Old Notes not exchanged for New Notes, or certificates for Old Notes not tendered for exchange are to be issued in the name of someone other than the undersigned; (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above; or (iii) book-entry transfer of New Notes are to be credited to an account maintained by DTC other than the account indicated above.

Credit New Notes and unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

☐   New Notes, to:

☐   Old Notes, to:

Name(s)

Address

Telephone Number:
(Tax Identification or Social Security Number, if applicable) (Complete IRS Form W-9 or applicable IRS Form W-8)

Book-Entry Transfer Facility Account Number:
(Complete IRS Form W-9 or applicable IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3, 4 and 6)

To be completed ONLY if certificates for Old Notes not exchanged for New Notes, or certificates for Old Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Old Notes to:

Name(s)

Address

Telephone Number:
(Tax Identification or Social Security Number, if applicable) (Complete IRS Form W-9 or applicable IRS Form W-8)

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(Complete Accompanying IRS Form W-9 or applicable IRS Form-8)

Dated:    , 2020

☐			, 2020

☐			, 2020
	Signature(s) of Owner	Date

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) exactly as the name appears on certificates (s) representing Old Notes, in whose name Old Notes are registered on the books of the Book-Entry Transfer Facility or one of its participants, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set for the full title of such person. See Instruction 3.

Name:

(Please Print)
Capacity:

Address:
(Including Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION TIME.

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by Eligible Institution:

Name:

(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone No:

Tax Identification or Social Security No.:
(Complete IRS Form W-9 or applicable IRS Form W-8)

Dated:        , 2020

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THE EXCHANGE OFFER FOR

New $850,000,000 4.375% Senior Notes due 2029

and Guarantees

that have been registered under the

Securities Act of 1933

For

$850,000,000 4.375% Senior Notes due 2029

and Guarantees

Pursuant to the Prospectus, dated             , 2020

1.	Delivery of This Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by tendering holders of Old Notes if certificates for physically tendered Old Notes are to be delivered or tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. Certificates for Old Notes or a Book-Entry Confirmation, as well as a properly completed and duly executed Letter of Transmittal (or, in the case of a Book-Entry Confirmation, a manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein at or prior to the Expiration Time, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

Holders who tender their Old Notes through DTC’s procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through the facilities of DTC.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Old Notes in accordance with DTC’s procedures for such transfer at or prior to the Expiration Time.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to the Issuer or DTC.

If a holder of Old Notes desires to tender Old Notes in the Exchange Offer and the holder’s Old Notes are not immediately available, or time will not permit such holder’s Old Notes or other required documents to reach the Exchange Agent at or prior to the Expiration Time, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of its Old Notes for exchange pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) at or prior to the Expiration Time, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by email or facsimile transmission, mail or hand delivery, as applicable), setting forth the name and address of the holder of the Old Notes being tendered and the principal amount of Old Notes tendered, and stating that the tender of such Old Notes is being made thereby and guaranteeing that within three (3) business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a Book-Entry Confirmation, an Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) all certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a Book-Entry Confirmation, an Agent’s Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three (3) business days after the date of execution of the Notice of Guaranteed Delivery. An “Eligible Institution” is a firm which is a member of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Time to permit delivery to the Exchange Agent at or prior to the Expiration Time. No Letters of Transmittal or Old Notes should be sent directly to the Issuer.

See “The Exchange Offer” in the Prospectus.

2.	Delivery of the New Notes.

New Notes to be issued according to the terms of the Exchange Offer, if completed, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the boxes above entitled “Description of Old Notes.” Failure to do so will render a tender of the Old Notes defective.

All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the boxes above entitled “Description of Old Notes.” If a holder submits Old Notes for a greater principal amount than the holder desires to exchange, we will return to such holder the non-exchanged Old Notes or have them credited to DTC as promptly as practicable after the Expiration Time.

3.	Signatures on This Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) or on the Book-Entry Transfer Facility’s security position listing as the holder of such Old Notes without alteration, enlargement or any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate written instrument or instruments of transfer or exchange are required, unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder thereof. If, however, the Old Notes are registered in the name of a person other than a signer of the Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or the Letter of Transmittal must be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Old Notes tendered for exchange, the tendered Old Notes must be endorsed or the Letter of Transmittal must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders that appear on the Old Notes.

If this Letter of Transmittal or any other required documents or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with the Letter of Transmittal.

Signatures on powers of attorneys required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Old Notes surrendered for exchange are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.	Special Issuance or Delivery Instructions.

If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon.

5.	Taxpayer Identification Number.

Federal income tax law generally requires that a holder who is a U.S. person for United States federal income tax purposes (including a U.S. resident alien) and who tenders an Old Note and receives a New Note in exchange provide the Exchange Agent with such holder’s correct Taxpayer Identification Number (“TIN”) on the enclosed IRS Form W-9 and certify, under penalties of perjury, that such TIN is correct, that the holder is not subject to backup withholding and that the holder is a U.S. person. If a holder is subject to backup withholding, the holder must cross out item (2) of the Certification in Part II of the IRS Form W-9. The holder is required to give the Exchange Agent the TIN (i.e., the social security number or the employer identification number) of the record holder of the Old Notes and New Notes. If the Old Notes or New Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed Instructions for the IRS Form W-9 for additional guidance on which number to report. If such holder does not have a TIN, such holder should consult the W-9 Instructions for instructions on applying for a TIN, write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the form. Writing “Applied For” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future.

Certain holders are exempt from backup withholding. Exempt holders who are U.S. persons for federal income tax purposes should indicate their exempt status by checking the “Exempt payee” box on the IRS Form

W-9. Exempt holders who are not “U.S. persons” for federal income tax purposes should indicate their exempt status by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI, or Form W-8IMY, as applicable (instead of an IRS Form W-9), signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8BEN, Form W-8BEN-E, Form W-8ECI or Form W-8IMY, as applicable, can be obtained from the Exchange Agent or online at www.irs.gov. See the Instructions for the applicable Form W-8 for more instructions.

If backup withholding applies, the Exchange Agent is required to withhold tax at the current statutory rate of 24% on all reportable payments made to the holder. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Holder upon timely filing an income tax return.

Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

The Exchange Agent for the Exchange Offer is:

MUFG Union Bank, N.A.

The information requested above should be directed to the Exchange Agent at the following address:

By Mail or In Person:

MUFG Union Bank, N.A.

Attention: Linh Duong / Raymond Leonor

120 S. San Pedro Street, Suite 401

Los Angeles, CA 90071

By Email or Facsimile Transmission (for Eligible Institutions Only):

Email: linh.duong@unionbank.com

raymond.leonor@unionbank.com

Fax: (213) 972-5695

For Information and to Confirm by Telephone:

(213) 972-5681/5679

6.	Transfer Taxes.

Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes issued in the Exchange Offer are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the applicable Old Notes tendered, or if a transfer tax is imposed for any reason other than on the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

7.	Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any defects or irregularities or conditions of the Exchange Offer either before or after the Expiration Time (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer).

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of any defect or irregularity with respect to any tender of Old Notes.

9.	Withdrawal Rights.

Tenders of Old Notes may be withdrawn at any time prior to the Expiration Time.

For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to the Expiration Time. Any such notice of withdrawal must: (i) specify the name of the person having tendered the Old Notes to be withdrawn; (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes); and (iii) if certificates for such Old Notes have been transmitted, specify the name in which the Old Notes are registered, if different from that of the withdrawing holder. If certificates for withdrawn Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers,” any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any tendered Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder of those Old Notes without cost to the holder. In the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s applicable account at the Book-Entry Transfer Facility, the withdrawn Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes, pursuant to the book-entry transfer procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers,” as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to the Expiration Time.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number set forth above.